EXHIBIT 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Isramco, Inc. (the "Company") on Form 10-Q for the quarter ended September  30, 2008 (the "Report") filed with the Securities and Exchange Commission, I, Haim Tsuff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the Report.

ISRAMCO, INC

Date: NOVEMBER 14, 2008	By:	/s/ HAIM TSUFF
HAIM TSUFF
CHIEF EXECUTIVE OFFICER
(PRINCIPAL EXECUTIVE OFFICER)

A SIGNED ORIGINAL OF THIS STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO ISRAMCO, INC. AND WILL BE RETAINED BY ISRAMCO, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.